                           PLACEMENT AGENCY AGREEMENT

         THIS PLACEMENT AGENCY AGREEMENT ("Agreement") is made as of this 12th day of June, 2000, by and between JagNotes.com Inc., a Nevada Corporation ("Company"), and The May Davis Group, Inc., a Maryland corporation (the "Agent").


                                   WITNESSETH:

         WHEREAS, the Company proposes to issue and sell, pursuant to the Securities Purchase Agreement, Two Million Five Hundred Thousand Dollars ($2,500,000) of debentures (the "Debentures"), convertible into shares of common stock, par value $0.00001 per share, of the Company (the "Securities"), resulting in gross proceeds to the Company of $2,500,000 (the "Offering") in one or more series of transactions outside of the U.S. to purchasers who are not citizens or residents of the U.S., and not involving a public offering and without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to one or more of the exemptions from the registration requirements of the Act provided by Section 4(2), Rule 506 of Regulation D promulgated under the Act ("Regulation D"), or Regulation S promulgated under the Act ("Regulation D") as described below; and

         WHEREAS, the Company proposes to issue, pursuant to an Equity Line of Credit Agreement, common stock resulting in gross proceeds to the Company of $10,000,000 (the "Equity Credit Line Offering") in one or more series of transactions outside of the U.S. to purchasers who are not citizens or residents of the U.S., and not involving a public offering and without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to one or more of the exemptions from the registration requirements of the Act, provided by
Section 4(2), Regulation D, or Regulation S as described below; and

         WHEREAS, the Agent is willing to assist the Company in placing the Securities on a "best efforts basis" basis and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. Engagement of Agent. The Company hereby appoints the Agent as its placement agent for the Offering pursuant to the Securities Purchase Agreement, on a "best efforts" resulting in gross proceeds to the Company of $2,500,000 (the "Maximum Amount") and to issue up to $10,000,000 worth of the Company's common stock pursuant to the Equity Line of Credit resulting in gross proceeds to the Company of up to $10,000,000 Dollars. The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its reasonable best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing as of the date hereof and ending as further described in

Section 8, which period may be extended by the consent of the Company and the Agent (the "Offering Period").

         2. Representations and Warranties of the Company. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

                  2.1. Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  2.2. Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform this Agreement. This Agreement has been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement, constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  2.3. No Conflicts. Except as disclosed in Schedule 2.3, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences, and Rights of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or, to the best of the Company's knowledge, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market, Inc.'s OTC Bulletin Board on which the common stock, $0.00001 par value per share, of the Company ("Common Stock") is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in Schedule 2.3, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. To the best knowledge of the Company, the business of the Company and its subsidiaries is not being conducted, and the Company shall use its best efforts to assure that it shall not be conducted in violation of any law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. Except as disclosed in Schedule 2.3, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances, which might give rise to any of the foregoing.

                  2.4. SEC Documents: Financial Statements. Since January 5, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Agent or its representative, or made available through the SEC's electronic web site located at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of un-audited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of un-audited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Section 2.6 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

                  2.5. Absence of Litigation. Except as disclosed on Schedule 2.5, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

                  2.6. No Materially Adverse Contracts, Etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

         3.       Issue, Sale and Delivery of the Securities.

                  3.1. Deliveries of Securities. Certificates in such form, subject to applicable transfer restrictions as described in the Securities Purchase Agreement proposed to be entered into between the Company and Investors ("Purchase Agreement"), and warrants representing the Agent's warrant compensation described in Section 3.4(b) below ("Warrants"), shall be delivered by the Company to counsel to the Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The certificates for the Securities and the Warrants shall be delivered at the Closing (as hereinafter defined).

                  3.2. Escrow of Funds. Pending Closing purchasers shall place all funds for purchase of Securities, less the fees and expenses of the Agent and its counsel, in an escrow account with an escrow agent to be designated by the Company and the Placement Agent ("Escrow Agent") and as set up by the Company in accordance with the terms of an escrow agreement between the Company, the Agent and the Escrow Agent. The Company shall have the right to approve or object to the subscriptions of any purchaser. At such time as purchasers purchasing the Debentures have delivered to the Agent a signed Purchase Agreement, and provided those purchasers have been approved by the Company and all other Closing conditions have been met, Escrow Agent shall release the subscription funds to the Company and the Company shall release the certificates representing the Securities to the subscribers (the "Closing"). In the event the Closing is not held on or before June 12, 2000, all subscription proceeds shall be immediately returned to purchasers without deduction or charge by the Escrow Agent.

                  3.3. Closing Date. The Closing shall take place at the offices of Butler Gonzalez, L.L.P., 1000 Stuyvesant Avenue, Suite 6, Union, New Jersey 07083 at such time and date ("Closing Date") as will be fixed either orally or in writing by notice to be given by the Agent to the Company after consultation with the Company, such Closing Date to be not less than one (1) full business day after the date on which such notice shall have been given. The Closing Date may be changed by mutual written agreement of the Agent and the Company.

                  3.4. Agent's Compensation. The Company shall pay the Agent:

                           (a) A commission of Three Percent (3%) of the gross
                  subscription proceeds received by the Company, pursuant to the sale of the Debentures, pursuant to the Securities Purchase Agreement at the Closing to be paid in cash or Common Stock of the Company as determined by the Agent (the "Gross Proceeds"); and a commission of Three Percent (3%) of the gross proceeds received by the Company, pursuant to the issuance of commons stock of the company, pursuant to the Equity Line of Credit Agreement at each Closing to be paid in cash or Common Stock of the Company as determined by the Agent (the "Gross Proceeds"); and

         3.5. Payment of Fees. The Escrow Agent shall be instructed to: The Escrow Agent shall be instructed to:

                  (a) Pay the Placement Agent's fees and all of the reasonable legal, administrative, and escrow fees, associated with the sale of the Debentures, of The May Davis Group, Inc.'s counsel, Butler Gonzalez, LLP, in the amount of Thirty Five Thousand Dollars ($35,000), directly to the Agent's counsel from the proceeds of the sale of the Debentures simultaneous with the transfer of proceeds to the Company. Subsequently on each advance date pursuant to the Equity Line of Credit Agreement, the Company will pay Butler Gonzalez, LLP, the sum of One Thousand Five Hundred ($1,500) Dollars for legal, administrative, and escrow fees.

                  (b) In addition to the fees and reimbursement of costs set forth in Sections 3.5 of this Agreement, upon closing with respect to the sale of the Debentures at the Closing, the Company shall issue to the Butler Gonzalez, LLP., and/or its assignees warrants to purchase twenty five thousand (25,000) shares of the Company's Common Stock. Such warrants shall be exercisable at a price of $2.00. The Warrants shall have cashless exercise provisions. The term of the Warrants shall be five years. The Warrants and the shares of Common Stock issuable upon exercise of the Warrants shall have registration rights as described in the Registration Rights Agreement, it being understood that, if the SEC requires removal of the Warrants from any registration statement in which the Warrants have a right by contract to be included, the removal of the Warrants shall not constitute a breach of contract by the Company, and the Company will use best efforts to include the Warrants (or underlying shares) in a registration statement in a manner acceptable to the SEC. Except as set forth in the immediately preceding sentence, it is specifically understood by the Company that the Company must register the Shares underlying the Warrants for the Agent in the same registration statement described in the Registration Rights Agreements between the Company and purchasers and contemplated by the Purchase Agreement. The Warrants shall be delivered by the Company to the Butler Gonzalez, LLP simultaneous with and contingent upon a Closing with respect to the Maximum Amount.

         4.       Offering of the Securities on Behalf of the Company.

                  4.1. In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Purchase Agreement and Equity Line of Credit Agreement. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the Purchase Agreement.

                  4.2. The Agent will not make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that are not "accredited investors" as defined in Regulation D.

         5.       Non-Circumvention. The Company hereby agrees as follows:

                  5.1. The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities, which invest or have been offered an opportunity to invest by the Agent in the Offering (the "Clients"). For a period of two years from the Closing, the Company will not solicit or enter into any financing transaction with the Clients without the written consent of Agent and payment to Agent compensation no less than the compensation to be paid to Agent hereunder for raising a like amount.

                  5.2. In the event that Company breaches Section 5.1 of this Agreement, Agent shall be entitled to receive compensation in the same proportion to the financing done without Agent's participation as the compensation to Agent under this Agreement bears to the financing raised in this Offering.

         6. Covenants of the Company. The Company covenants and agrees with the Agent that:

                  6.1. After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Purchase Agreement, of which amendment the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonable objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations under the Act (if applicable).

                  6.2. The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the purchasers, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel and Agent's counsel as set forth in Section 3.5 (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Purchase Agreement as herein provided.

                  6.3 Prior to the Closing Date, and during the normal business hours, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

                  6.4 The Company shall be responsible for making any and all filings required by the Blue Sky authorities and filings required by the laws of the jurisdictions in which the purchasers who are accepted for purchase of Securities are located, if any. Agent shall assist Company in this respect, but such filings shall be the responsibility of Company.

                  6.5 Corporation Condition. The Company's condition is as described in the Purchase Agreement and the SEC Documents referred to therein, except for changes in the ordinary course of business and normal year-end adjustments that are not individually or in the aggregate materially adverse to the Company.

                  6.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Purchase Agreement prior to the Closing, there shall not have been any material adverse change in the condition, financial, or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         7.       Indemnification.

                  7.1. The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Purchase Agreement or any amendment thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Purchase Agreement or of such amendment as the case may be; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or any such omission, if such statement or omission was made solely in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Purchase Agreement or any such amendment thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability, which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this
         Section 7.1, and further shall not relieve the Company from any other liability which it may have to the Agent's Indemnitees, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

                  7.2. The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, and the Company's employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Purchase Agreement or any amendment thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 3.4 hereof, if such statement or omission was made solely in reliance upon information furnished in writing to the Company by the Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Purchase Agreement or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Purchase Agreement, or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offering. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and, at their request, to provide copies of ail pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

         8. Effectiveness of Agreement. This Agreement shall become effective upon the date of the execution hereof and shall remain in full force and effect until June 12 , 2000, or until the Closing, if earlier.

         9. Conditions of the Agent's Obligations. The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the

Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

                  9.l. Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Purchase Agreement (which objection or failure to give consent shall not have been done unreasonably).

                  9.2. The Agent shall not have disclosed to the Company that the Purchase Agreement, or any amendment thereof, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

                  9.3. Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

                  9.4. Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company.

                  9.5. Except as contemplated herein or as set forth in the Purchase Agreement, during the period subsequent to the most recent financial statements referred to in the Purchase Agreement, if any, and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet referred to in the Purchase Agreement without considering the proceeds from the sale of the Securities.

                  9.6. The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

                  9.7. The Company shall have furnished to the Agent the opinion, dated the Closing Date, addressed to the Agent, from counsel to the Company, as required by the Purchase Agreement.

                  9.8. The Company shall have furnished to the Agent a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

                  (i) the representations and warranties of the Company in this
            Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (ii) the respective signers have each carefully examined the
            Purchase Agreement, and any amendments thereto, and, to the best of their knowledge, all statements contained in the Purchase Agreement are true and correct, and neither the Purchase Agreement, nor any amendment thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, under the circumstances in which they were made, not misleading; except as set forth in the Purchase Agreement, since the respective dates as of which or the periods for which the information is given in the Purchase Agreement and prior to the date of such certificate, (a) there has not been any substantially adverse change, financial and otherwise, in the affairs of condition in the Company, and (b) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

         10.      Termination.

                  10.1. This Agreement may be terminated by the Agent by written notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

                  10.2. This Agreement may be terminated by the Company by written notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

                  10.3. Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3.5; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.1 in the case of the Company and Section 7.2 in the case of the Agent.

         11. Agent's Representations, Warranties, and Covenants. The Agent represents and warrants to and agrees with the Company that:

                  11.1. Agent is a corporation duly incorporated and existing under the laws Canada. Agent is not registered with the Securities Exchange Commission and is not a member. The Agent will not offer the securities in the U.S. or to citizens or residents of the U.S.

                  11.2. Agent understands and acknowledges that the Securities are not being registered under the Act, and that the Offering is to be conducted pursuant to Regulation D, Section 4(2) of the Act, or Regulation S, and that the Company is not making the disclosures required for offerings to purchasers other than accredited investors. Accordingly, in conducting its activities under this Agreement, Agent shall offer Securities only to "accredited investors," as defined in Regulation D.

                  11.4. All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Purchase Agreement do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

                  11.5. Agent's representations and warranties under this Section shall be true and correct as of the Closing, and shall survive the Closing for a period of six months.

         12. Notices. Except as otherwise expressly provided in this Agreement:

                  12.1. Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

                  If to Company:    JagNotes.com, Inc.
                                    1415 Wyckoff Road 2nd Floor
                                    Farmingdale, NJ  07727
                                    Attention: Gary Valinoti, President and CEO

                  with a copy to:   Morgan, Lewis & Bockius LLP
                                    101 Park Avenue
                                    New York, NY  10178
                                    Attention: W. Preston Tollinger, Esq.
                                               Ken Regensburg, Esq.


                  12.2. Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

                  If to the Agent:  May Davis Group, Inc.
                                    1 World Trade Center
                                    New York, NY 10048
                                    Attention: Michael Jacobs

                  with copy to:     Butler Gonzalez, L.L.P.
                                    1000 Stuyvesant Avenue
                                    Suite #6
                                    Union, New Jersey 07083
                                    Attention:  David Gonzalez, Esq.

                  12.3. Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

         13.      Miscellaneous.

                  13.1. Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

                  13.2. Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

                  13.3. Governing Law. The validity, interpretation, and construction of this Agreement will be governed by the laws of the State of New York. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York County, New York, and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this Paragraph.

                  13.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

                  13.5. Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

                  13.6. Public Announcements. Prior to the Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party, except as may be required by applicable securities or other laws.

                  13.7. Finders. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the offering.

                  13.8. Financial Advisers. The parties acknowledge that the Company has or may retain financial and other advisers in connection with this transaction (the "Advisers"), and the Company agrees to indemnify and hold the Placement Agent harmless for any fees and expenses of the Advisers.

                  13.9. Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

                  13.10. Entire Agreement. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements or understandings between the parties.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                    JAGNOTES.COM INC.


                                    By:    /s/ Stephen Schoepfer
                                           ------------------------------------
                                    Name:  Stephen Schoepfer
                                    Title: Chief Operating Officer


                                    THE MAY DAVIS GROUP, INC.

                                    By:    /s/ Michael Jacobs
                                           ------------------------------------
                                    Name:  Michael Jacobs
                                    Title: Managing Director

                                    SCHEDULE 2.3

                                    No Conflicts

                                        None

                                  SCHEDULE 2.5

                                   Litigation

                                      None